Exhibit 99.1

CRAWFORD & COMPANY
RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)
Revised for Realignment of Reportable Segments

2021 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
North America Loss Adjusting	$56,298	$56,212	$64,334	$66,945	$243,789
International Operations	86,467	91,269	91,888	88,285	357,909
Broadspire	74,276	75,902	75,804	75,053	301,035
Platform Solutions	36,140	44,074	56,474	62,611	199,299
Total, before reimbursements	253,181	267,457	288,500	292,894	1,102,032
Reimbursements	8,974	9,088	9,062	10,075	37,199
Total Revenues	262,155	276,545	297,562	302,969	1,139,231
Direct Compensation, Fringe Benefits & Non-Employee Labor:
North America Loss Adjusting	40,286	40,592	45,706	49,954	176,538
% of related revenues before reimbursements	71.6%	72.2%	71.0%	74.6%	72.4%
International Operations	60,353	62,786	62,505	63,416	249,060
% of related revenues before reimbursements	69.8%	68.8%	68.0%	71.8%	69.6%
Broadspire	45,670	46,168	47,187	48,433	187,458
% of related revenues before reimbursements	61.5%	60.8%	62.2%	64.5%	62.3%
Platform Solutions	23,270	26,298	37,904	44,264	131,736
% of related revenues before reimbursements	64.4%	59.7%	67.1%	70.7%	66.1%
Total	169,579	175,844	193,302	206,067	744,792
% of Revenues before reimbursements	67.0%	65.7%	67.0%	70.4%	67.6%
Expenses Other than Direct Compensation Fringe Benefits & Non-Employee Labor:
North America Loss Adjusting	11,651	12,539	14,266	13,780	52,236
% of related revenues before reimbursements	20.7%	22.3%	22.2%	20.6%	21.4%
International Operations	26,787	26,358	27,437	23,351	103,931
% of related revenues before reimbursements	31.0%	28.9%	29.9%	26.4%	29.0%
Broadspire	21,872	23,164	21,678	22,080	88,794
% of related revenues before reimbursements	29.4%	30.5%	28.6%	29.4%	29.5%
Platform Solutions	8,852	8,685	8,846	9,132	35,515
% of related revenues before reimbursements	24.5%	19.7%	15.7%	14.6%	17.8%
Total, before reimbursements	69,162	70,746	72,227	68,343	280,476
% of Revenues before reimbursements	27.3%	26.5%	25.0%	23.3%	25.5%
Reimbursements	8,974	9,088	9,062	10,075	37,199
Total	78,136	79,834	81,289	78,418	317,675
% of Revenues	29.8%	28.9%	27.3%	25.9%	27.9%
Segment Operating Earnings (Loss) (1):
North America Loss Adjusting	4,361	3,081	4,362	3,211	15,015
% of related revenues before reimbursements	7.7%	5.5%	6.8%	4.8%	6.2%
International Operations	(673)	2,126	1,947	1,519	4,918
% of related revenues before reimbursements	-0.8%	2.3%	2.1%	1.7%	1.4%
Broadspire	6,734	6,570	6,939	4,540	24,783
% of related revenues before reimbursements	9.1%	8.7%	9.2%	6.0%	8.2%
Platform Solutions	4,018	9,091	9,724	9,215	32,048
% of related revenues before reimbursements	11.1%	20.6%	17.2%	14.7%	16.1%
Deduct:
Unallocated corporate and shared costs	(1,415)	(1,248)	(2,173)	(9,425)	(14,259)
Net corporate interest expense	(1,582)	(1,213)	(1,648)	(2,116)	(6,559)
Stock option expense	(140)	(264)	(296)	(353)	(1,053)
Amortization of customer-relationship intangible assets	(2,799)	(2,750)	(2,877)	(2,603)	(11,029)
Pretax Income	8,505	15,393	15,978	3,988	43,864
Provision for income taxes	(2,471)	(3,590)	(4,866)	(2,389)	(13,316)
Net Income	6,034	11,803	11,112	1,599	30,548
Net loss (income) attributable to noncontrolling interests	30	(23)	83	54	144

Net Income Attributable to Shareholders of Crawford & Company	$6,064	$11,780	$11,195	$1,653	$30,692

(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and other costs, gain/loss on dispositions, certain unallocated corporate and shared costs.

CRAWFORD & COMPANY
RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)
Revised for Realignment of Reportable Segments

2020 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
North America Loss Adjusting	$55,693	$51,837	$56,800	$53,249	$217,579
International Operations	77,870	81,747	78,043	84,775	322,435
Broadspire	78,093	69,173	70,726	75,456	293,448
Platform Solutions	25,875	31,659	47,555	43,941	149,030
Total, before reimbursements	237,531	234,416	253,124	257,421	982,492
Reimbursements	8,515	8,459	8,545	8,184	33,703
Total Revenues	246,046	242,875	261,669	265,605	1,016,195
Direct Compensation, Fringe Benefits & Non-Employee Labor:
North America Loss Adjusting	41,945	34,757	36,823	37,379	150,904
% of related revenues before reimbursements	75.3%	67.1%	64.8%	70.2%	69.4%
International Operations	51,705	50,608	48,946	52,404	203,663
% of related revenues before reimbursements	66.4%	61.9%	62.7%	61.8%	63.2%
Broadspire	48,161	45,074	45,171	46,325	184,731
% of related revenues before reimbursements	61.7%	65.2%	63.9%	61.4%	63.0%
Platform Solutions	15,687	17,463	29,870	29,493	92,513
% of related revenues before reimbursements	60.6%	55.2%	62.8%	67.1%	62.1%
Total	157,498	147,902	160,810	165,601	631,811
% of Revenues before reimbursements	66.3%	63.1%	63.5%	64.3%	64.3%
Expenses Other than Direct Compensation Fringe Benefits & Non-Employee Labor:
North America Loss Adjusting	14,552	12,743	11,551	14,426	53,272
% of related revenues before reimbursements	26.1%	24.6%	20.3%	27.1%	24.5%
International Operations	24,959	21,931	21,350	20,152	88,392
% of related revenues before reimbursements	32.1%	26.8%	27.4%	23.8%	27.4%
Broadspire	23,062	21,807	20,992	23,891	89,752
% of related revenues before reimbursements	29.5%	31.5%	29.7%	31.7%	30.6%
Platform Solutions	7,007	6,614	7,805	8,759	30,185
% of related revenues before reimbursements	27.1%	20.9%	16.4%	19.9%	20.3%
Total, before reimbursements	69,580	63,095	61,698	67,228	261,601
% of Revenues before reimbursements	29.3%	26.9%	24.4%	26.1%	26.6%
Reimbursements	8,515	8,459	8,545	8,184	33,703
Total	78,095	71,554	70,243	75,412	295,304
% of Revenues	31.7%	29.5%	26.8%	28.4%	29.1%
Segment Operating Earnings (Loss) (1):
North America Loss Adjusting	(804)	4,337	8,426	1,444	13,403
% of related revenues before reimbursements	-1.4%	8.4%	14.8%	2.7%	6.2%
International Operations	1,206	9,208	7,747	12,219	30,380
% of related revenues before reimbursements	1.5%	11.3%	9.9%	14.4%	9.4%
Broadspire	6,870	2,292	4,563	5,240	18,965
% of related revenues before reimbursements	8.8%	3.3%	6.5%	6.9%	6.5%
Platform Solutions	3,181	7,582	9,880	5,689	26,332
% of related revenues before reimbursements	12.3%	23.9%	20.8%	12.9%	17.7%
(Deduct)/Add:
Unallocated corporate and shared costs	(3,440)	(5,175)	(2,561)	(6,074)	(17,250)
Goodwill impairment	(17,674)	-	-	-	(17,674)
Net corporate interest expense	(2,224)	(2,452)	(1,599)	(1,648)	(7,923)
Stock option expense	(290)	(286)	(457)	(89)	(1,122)
Amortization of customer-relationship intangible assets	(2,756)	(2,732)	(3,665)	(2,500)	(11,653)
Restructuring and other costs, net	(5,714)	-	-	(2,419)	(8,133)
(Loss) gain on disposal of businesses, net	-	(341)	14,104	-	13,763
Pretax (Loss) Income	(21,645)	12,433	36,438	11,862	39,088
Provision for income taxes	8,486	(6,311)	(11,729)	(2,459)	(12,013)
Net (Loss) Income	(13,159)	6,122	24,709	9,403	27,075
Net loss (income) attributable to noncontrolling interests	1,760	(224)	(312)	(3)	1,221

Net Income (Loss) Attributable to Shareholders of Crawford & Company	$(11,399)	$5,898	$24,397	$9,400	$28,296

(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and other costs, gain/loss on dispositions, certain unallocated corporate and shared costs.

CRAWFORD & COMPANY
RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)
Revised for Realignment of Reportable Segments

2019 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
Revenues Before Reimbursements:
North America Loss Adjusting	$62,086	$62,232	$62,214	$58,581	$245,113
International Operations	77,579	81,562	80,159	82,898	322,198
Broadspire	77,196	79,819	80,376	77,850	315,241
Platform Solutions	30,197	33,268	31,928	27,857	123,250
Total, before reimbursements	247,058	256,881	254,677	247,186	1,005,802
Reimbursements	9,319	10,965	11,165	10,376	41,825
Total Revenues	256,377	267,846	265,842	257,562	1,047,627
Direct Compensation, Fringe Benefits & Non-Employee Labor:
North America Loss Adjusting	43,804	44,230	43,869	42,528	174,431
% of related revenues before reimbursements	70.6%	71.1%	70.5%	72.6%	71.2%
International Operations	50,292	49,936	51,381	50,813	202,422
% of related revenues before reimbursements	64.8%	61.2%	64.1%	61.3%	62.8%
Broadspire	47,799	50,003	48,059	48,763	194,624
% of related revenues before reimbursements	61.9%	62.6%	59.8%	62.6%	61.7%
Platform Solutions	16,860	17,279	18,203	16,622	68,964
% of related revenues before reimbursements	55.8%	51.9%	57.0%	59.7%	56.0%
Total	158,755	161,448	161,512	158,726	640,441
% of Revenues before reimbursements	64.3%	62.8%	63.4%	64.2%	63.7%
Expenses Other than Direct Compensation Fringe Benefits & Non-Employee Labor:
North America Loss Adjusting	15,500	15,147	13,908	12,990	57,545
% of related revenues before reimbursements	25.0%	24.3%	22.4%	22.2%	23.5%
International Operations	23,546	27,281	28,140	25,589	104,556
% of related revenues before reimbursements	30.4%	33.4%	35.1%	30.9%	32.5%
Broadspire	23,602	23,771	22,459	22,844	92,676
% of related revenues before reimbursements	30.6%	29.8%	27.9%	29.3%	29.4%
Platform Solutions	6,376	8,394	5,502	5,161	25,433
% of related revenues before reimbursements	21.1%	25.2%	17.2%	18.5%	20.6%
Total, before reimbursements	69,024	74,593	70,009	66,584	280,210
% of Revenues before reimbursements	27.9%	29.0%	27.5%	26.9%	27.9%
Reimbursements	9,319	10,965	11,165	10,376	41,825
Total	78,343	85,558	81,174	76,960	322,035
% of Revenues	30.6%	31.9%	30.5%	29.9%	30.7%
Segment Operating Earnings (1):
North America Loss Adjusting	2,782	2,855	4,437	3,063	13,137
% of related revenues before reimbursements	4.5%	4.6%	7.1%	5.2%	5.4%
International Operations	3,741	4,345	638	6,496	15,220
% of related revenues before reimbursements	4.8%	5.3%	0.8%	7.8%	4.7%
Broadspire	5,795	6,045	9,858	6,243	27,941
% of related revenues before reimbursements	7.5%	7.6%	12.3%	8.0%	8.9%
Platform Solutions	6,961	7,595	8,223	6,074	28,853
% of related revenues before reimbursements	23.1%	22.8%	25.8%	21.8%	23.4%
(Deduct)/Add:
Unallocated corporate and shared costs	(4,578)	1,678	505	(5,147)	(7,542)
Goodwill impairment	-	-	-	(17,484)	(17,484)
Net corporate interest expense	(2,716)	(2,468)	(3,162)	(2,428)	(10,774)
Stock option expense	(485)	(413)	(450)	(537)	(1,885)
Amortization of customer-relationship intangible assets	(2,798)	(2,802)	(2,829)	(2,848)	(11,277)
Arbitration and claim settlements	-	(11,352)	(1,200)	-	(12,552)
Pretax (Loss) Income	8,702	5,483	16,020	(6,568)	23,637
Provision for income taxes	(2,933)	(2,859)	(5,328)	(2,991)	(14,111)
Net (Loss) Income	5,769	2,624	10,692	(9,559)	9,526
Net loss (income) attributable to noncontrolling interests	340	18	355	2,246	2,959

Net Income (Loss) Attributable to Shareholders of Crawford & Company	$6,109	$2,642	$11,047	$(7,313)	$12,485

(1) A non-GAAP financial measurement which represents net income attributable to the applicable reporting segment excluding income taxes, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and other costs, gain/loss on dispositions, certain unallocated corporate and shared costs.

Crawford & Company
Revenues by Geographic Area and Service Line Within Segments
By Quarter (Unaudited)

2021 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
North America Loss Adjusting	$56,298	$56,212	$64,334	$66,945	$243,789
International Operations	86,467	91,269	91,888	88,285	357,909
Broadspire	74,276	75,902	75,804	75,053	301,035
Platform Solutions	36,140	44,074	56,474	62,611	199,299
Total Revenue	$253,181	$267,457	$288,500	$292,894	$1,102,032

North America Loss Adjusting
US	$34,986	$35,737	$43,276	$44,452	$158,451
Canada	21,312	20,475	21,058	22,493	85,338
Total North America Loss Adjusting	$56,298	$56,212	$64,334	$66,945	$243,789

International Operations
UK	$29,856	$31,358	$32,530	$29,047	$122,791
Europe	21,743	23,208	21,851	22,183	88,985
Australia	18,237	20,284	20,131	18,603	77,255
Asia	5,119	4,225	4,671	4,855	18,870
Latin America	5,690	5,582	5,470	6,467	23,209
Crawford Legal Services	5,822	6,612	7,235	7,130	26,799
Total International Operations	$86,467	$91,269	$91,888	$88,285	$357,909

Broadspire
Claims Management	$38,151	$37,551	$38,326	$37,314	$151,342
Medical Management	36,125	38,351	37,478	37,739	149,693
Total Broadspire	$74,276	$75,902	$75,804	$75,053	$301,035

Platform Solutions
Contractor Connection	$16,517	$19,534	$18,592	$15,606	$70,249
Network Business	19,623	24,540	37,882	42,683	124,728
Subrogation	-	-	-	4,322	4,322
Total Platform Solutions	$36,140	$44,074	$56,474	$62,611	$199,299

Crawford & Company
Revenues by Geographic Area and Service Line Within Segments
By Quarter (Unaudited)

2020 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
North America Loss Adjusting	$55,693	$51,837	$56,800	$53,249	$217,579
International Operations	77,870	81,747	78,043	84,775	322,435
Broadspire	78,093	69,173	70,726	75,456	293,448
Platform Solutions	25,875	31,659	47,555	43,941	149,030
Total Revenue	$237,531	$234,416	$253,124	$257,421	$982,492

North America Loss Adjusting
US	$30,478	$31,057	$34,438	$32,368	$128,341
Canada	25,215	20,780	22,362	20,881	89,238
Total North America Loss Adjusting	$55,693	$51,837	$56,800	$53,249	$217,579

International Operations
UK	$31,339	$31,271	$28,117	$32,007	$122,734
Europe	21,792	22,543	20,299	22,612	87,246
Australia	15,545	18,779	19,946	18,810	73,080
Asia	5,867	5,746	5,925	5,668	23,206
Latin America	2,179	1,944	2,132	3,505	9,760
Crawford Legal Services	1,148	1,464	1,624	2,173	6,409
Total International Operations	$77,870	$81,747	$78,043	$84,775	$322,435

Broadspire
Claims Management	$36,024	$34,598	$35,133	$38,188	$143,943
Medical Management	42,069	34,575	35,593	37,268	149,505
Total Broadspire	$78,093	$69,173	$70,726	$75,456	$293,448

Platform Solutions
Contractor Connection	$15,326	$17,870	$20,075	$17,734	$71,005
Network Business	10,549	13,789	27,480	26,207	78,025
Total Platform Solutions	$25,875	$31,659	$47,555	$43,941	$149,030

Crawford & Company
Revenues by Geographic Area and Service Line Within Segments
By Quarter (Unaudited)

2019 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands)
North America Loss Adjusting	$62,086	$62,232	$62,214	$58,581	$245,113
International Operations	77,579	81,562	80,159	82,898	322,198
Broadspire	77,196	79,819	80,376	77,850	315,241
Platform Solutions	30,197	33,268	31,928	27,857	123,250
Total Revenue	$247,058	$256,881	$254,677	$247,186	$1,005,802

North America Loss Adjusting
US	$32,237	$33,438	$33,855	$31,205	$130,735
Canada	29,849	28,794	28,359	27,376	114,378
Total North America Loss Adjusting	$62,086	$62,232	$62,214	$58,581	$245,113

International Operations
UK	$30,407	$30,251	$29,597	$31,034	$121,289
Europe	20,913	22,047	21,668	23,127	87,755
Australia	16,255	19,320	18,648	16,345	70,568
Asia	6,413	5,935	6,602	8,411	27,361
Latin America	2,411	2,716	2,389	2,623	10,139
Crawford Legal Services	1,180	1,293	1,255	1,358	5,086
Total International Operations	$77,579	$81,562	$80,159	$82,898	$322,198

Broadspire
Claims Management	$36,313	$36,035	$37,353	$35,286	$144,987
Medical Management	40,883	43,784	43,023	42,564	170,254
Total Broadspire	$77,196	$79,819	$80,376	$77,850	$315,241

Platform Solutions
Contractor Connection	$18,187	$22,466	$19,617	$16,643	$76,913
Network Business	12,010	10,802	12,311	11,214	46,337
Total Platform Solutions	$30,197	$33,268	$31,928	$27,857	$123,250

Crawford & Company
Case Volume and Full Time Equivalent Data
By Quarter (Unaudited)

2021 Quarterly Period	First	Second	Third	Fourth	Full Year

CASE VOLUME ANALYSIS

North America Loss Adjusting	68,300	63,818	78,422	67,633	278,173
International Operations	104,704	124,246	113,368	111,176	453,494
Broadspire	125,176	120,961	124,703	119,813	490,653
Platform Solutions	91,612	107,182	114,255	117,681	430,730
Total Company	389,792	416,207	430,748	416,303	1,653,050

North America Loss Adjusting
US	35,422	34,157	45,356	36,024	150,959
Canada	32,878	29,661	33,066	31,609	127,214
Total North America Loss Adjusting	68,300	63,818	78,422	67,633	278,173

International Operations
UK	30,949	34,389	34,611	32,958	132,907
Europe	47,499	56,754	51,480	47,223	202,956
Australia	14,116	13,490	11,007	12,404	51,017
Asia	3,904	3,360	3,428	3,685	14,377
Latin America	5,771	13,447	9,989	12,336	41,543
Crawford Legal Services	2,465	2,806	2,853	2,570	10,694
Total International Operations	104,704	124,246	113,368	111,176	453,494

Broadspire
Claims Management	91,998	86,843	91,905	86,310	357,056
Medical Management	33,178	34,118	32,798	33,503	133,597
Total Broadspire	125,176	120,961	124,703	119,813	490,653

Platform Solutions
Contractor Connection	42,594	46,824	46,241	37,311	172,970
Network Business	49,018	60,358	68,014	73,208	250,598
Subrogation	-	-	-	7,162	7,162
Total Platform Solutions	91,612	107,182	114,255	117,681	430,730

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

North America Loss Adjusting	1,734	1,727	1,725	1,778	1,741
International Operations	3,453	3,481	3,528	3,541	3,501
Broadspire	2,215	2,221	2,235	2,266	2,234
Platform Solutions	796	880	961	1,080	929
Administration	722	714	715	723	718
Total Company	8,920	9,023	9,164	9,387	9,124

Crawford & Company
Case Volume and Full Time Equivalent Data
By Quarter (Unaudited)

2020 Quarterly Period	First	Second	Third	Fourth	Full Year

CASE VOLUME ANALYSIS

North America Loss Adjusting	73,145	69,473	75,183	68,808	286,609
International Operations	109,379	118,470	99,991	105,600	433,440
Broadspire	126,673	101,224	130,272	118,069	476,238
Platform Solutions	78,485	79,318	112,455	95,210	365,468
Total Company	387,682	368,485	417,901	387,687	1,561,755

North America Loss Adjusting
US	34,600	35,081	42,933	33,884	146,498
Canada	38,545	34,392	32,250	34,924	140,111
Total North America Loss Adjusting	73,145	69,473	75,183	68,808	286,609

International Operations
UK	26,929	27,213	25,384	31,731	111,257
Europe	61,068	67,453	54,466	53,374	236,361
Australia	12,648	15,694	11,664	10,512	50,518
Asia	4,683	4,123	4,127	4,084	17,017
Latin America	2,999	2,323	2,662	3,572	11,556
CLS	1,052	1,664	1,688	2,327	6,731
Total International Operations	109,379	118,470	99,991	105,600	433,440

Broadspire
Claims Management	90,462	71,829	96,364	85,848	344,503
Medical Management	36,211	29,395	33,908	32,221	131,735
Total Broadspire	126,673	101,224	130,272	118,069	476,238

Platform Solutions
Contractor Connection	41,355	47,620	52,206	42,800	183,981
Network Business	37,130	31,698	60,249	52,410	181,487
Total Platform Solutions	78,485	79,318	112,455	95,210	365,468

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

North America Loss Adjusting	1,978	1,896	1,859	1,841	1,894
International Operations	2,883	2,921	2,905	2,925	2,908
Broadspire	2,305	2,240	2,207	2,202	2,239
Platform Solutions	663	672	717	794	712
Administration	706	692	698	703	700
Total Company	8,535	8,421	8,386	8,465	8,452

Crawford & Company
Case Volume and Full Time Equivalent Data
By Quarter (Unaudited)

2019 Quarterly Period	First	Second	Third	Fourth	Full Year

CASE VOLUME ANALYSIS

North America Loss Adjusting	93,170	81,923	81,949	70,088	327,130
International Operations	108,089	111,961	112,906	111,716	444,672
Broadspire	119,963	119,070	130,718	120,200	489,951
Platform Solutions	86,085	89,571	87,196	75,405	338,257
Total Company	407,307	402,525	412,769	377,409	1,600,010

North America Loss Adjusting
US	40,329	39,211	38,816	33,989	152,345
Canada	52,841	42,712	43,133	36,099	174,785
Total North America Loss Adjusting	93,170	81,923	81,949	70,088	327,130

International Operations
UK	23,617	25,702	26,421	29,941	105,681
Europe	63,081	63,025	66,858	64,132	257,096
Australia	11,799	13,426	9,435	8,103	42,763
Asia	5,244	5,298	6,113	5,615	22,270
Latin America	3,146	3,415	3,165	2,987	12,713
CLS	1,202	1,095	914	938	4,149
Total International Operations	108,089	111,961	112,906	111,716	444,672

Broadspire
Claims Management	84,271	84,409	93,765	84,168	346,613
Medical Management	35,692	34,661	36,953	36,032	143,338
Total Broadspire	119,963	119,070	130,718	120,200	489,951

Platform Solutions
Contractor Connection	51,743	53,079	51,316	42,510	198,648
Network Business	34,342	36,492	35,880	32,895	139,609
Total Platform Solutions	86,085	89,571	87,196	75,405	338,257

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

North America Loss Adjusting	2,083	2,064	2,068	2,054	2,067
International Operations	2,902	2,902	2,892	2,888	2,896
Broadspire	2,217	2,225	2,242	2,251	2,234
Platform Solutions	722	725	736	737	730
Administration	622	625	642	654	636
Total Company	8,546	8,541	8,580	8,585	8,563